Exhibit 10.201

AMD_00254829.0

THIS AMENDMENT (this “Amendment”), dated as of January 31, 2019, is made to the Amendment (internal MSCI reference AMD_00151505.0) dated April 20, 2015 (the “Previous Amendment”) by and between MSCI Inc. (“MSCI”) and BlackRock Fund Advisors (“Licensee”).  The Previous Amendment amends the Index License Agreement for Funds (internal MSCI reference IXF_00040) dated as of March 18, 2000 (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Previous Amendment or the Agreement, as the case may be.

WHEREAS, MSCI and Licensee entered into, and now wish to revise, the Previous Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, each of MSCI and Licensee hereby agree to amend the Previous Amendment as follows:

1.	Effective on April 1, 2019, the following MSCI index shall be added to the list of MSCI indexes set forth in Section 1 of the Previous Amendment:

MSCI USA Mid Cap Diversified Multiple-Factor Index

2.	Effective on April 1, 2019, the following Licensee ETF shall be added to the list of Multi‑Factor ETFs set forth in Section 2 of the Previous Amendment:

iShares Edge MSCI Multifactor USA Mid‑Cap ETF

3.

This Amendment amends and operates in conjunction with the Previous Amendment and the Agreement.  This Amendment, the Previous Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter.  To the extent that the terms of this Amendment conflict with the terms of the Previous Amendment or the Agreement, the terms of this Amendment shall control.

4.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.
5.

This Amendment may be executed in counterparts, which taken together, shall constitute one Amendment and each party hereto may execute this Amendment by signing such counterpart; provided that no party shall be bound hereby until the Amendment has been executed and delivered by all parties hereto. A facsimile or PDF signature of either party to this Amendment shall be deemed an original signature of such party and shall manifest such party’s intention to be bound by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

MSCI Inc.		BlackRock Fund Advisors

By	/s/ Alex Gil	By	/s/ Ruth Weiss

Name	Alex Gil	Name	Ruth Weiss

Title	Executive Director	Title	Managing Director

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